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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Viisage Technology, Inc., hereby jointly and severally constitute and appoint Denis K. Berube, Robert C. Hughes, and William A. Marshall, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all amendments to said Registration Statement and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Viisage Technology, Inc. to comply with the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

Signature                               Title
---------                               -----


By: /s/ Denis K. Berube                 Chairman of the Board of Directors
    -------------------
    Denis K. Berube


By: /s/ Robert C. Hughes                President and Chief Executive Officer
    --------------------                (Principal Executive Officer)
    Robert C. Hughes


By: /s/ William A. Marshall             Vice President, Treasurer, and
    -----------------------             Chief Financial Officer (Principal
    William A. Marshall                 Financial and Accounting Officer)


By: /s/ Charles J. Johnson              Secretary and Director
    ----------------------
    Charles J. Johnson


By: /s/ Harriet Mouchly-Weiss           Director
    -------------------------
    Harriet Mouchly-Weiss


By: /s/ Peter Nessen                    Director
    ----------------
    Peter Nessen


By: /s/ Thomas J. Reilly                Director
    --------------------
    Thomas J. Reilly